Exhibit 10.1

INCREMENTAL AMENDMENT NO. 1

INCREMENTAL AMENDMENT NO. 1, dated as of February 4, 2013 (this “Incremental Amendment”), by and among National Mentor Holdings, Inc., a Delaware corporation (the “Borrower”), each of the other Loan Parties, UBS AG, STAMFORD BRANCH, as Administrative Agent (“Administrative Agent”) under the Credit Agreement (as defined below), UBS LOAN FINANCE LLC (the “2013-1 Incremental Term Loan Lender”).

RECITALS:

WHEREAS, reference is hereby made to the Amended and Restated Credit Agreement, dated as of February 9, 2011 and amended and restated as of October 15, 2012 (as further amended, supplemented, amended and restated or otherwise modified from time to time, the “Credit Agreement”), among the Borrower, NMH Holdings, LLC, the Administrative Agent and each Lender from time to time party thereto, and the other parties thereto (capitalized terms used but not defined herein having the meaning provided in the Credit Agreement);

WHEREAS, the Borrower has hereby notified the Administrative Agent that it is requesting Incremental Term Loans pursuant to Section 2.25(a) of the Credit Agreement;

WHEREAS, pursuant to Section 2.25 of the Credit Agreement, the Borrower may obtain Incremental Term Loans by, among other things, entering into one or more Incremental Amendments;

WHEREAS, the Borrower has requested that the 2013-1 Incremental Term Loan Lender make Incremental Term Loans in an aggregate principal amount equal to $30,000,000 (Incremental Term Loans made in such principal amount on the Incremental Amendment No. 1 Effective Date (as defined below), the “2013-1 Incremental Term Loans”);

WHEREAS, Section 2.25 of the Credit Agreement permits an Incremental Amendment to effectuate such amendments to the Credit Agreement as may be necessary or appropriate to effectuate the provisions of Section 2.25; and

WHEREAS, the 2013-1 Incremental Term Loan Lender has indicated its willingness to lend the 2013-1 Incremental Term Loans on the terms and subject to the conditions of this Amendment.

NOW, THEREFORE, in consideration of the premises and agreements, provisions and covenants herein contained, the parties hereto agree as follows:

1.	Making of the 2013-1 Incremental Term Loans. Subject to the terms and conditions set forth herein, the 2013-1 Incremental Term Loan Lender agrees to make the 2013-1 Incremental Term Loans to the Borrower on the Incremental Amendment No. 1 Effective Date.

2.	Terms of 2013-1 Incremental Term Loans and Amendments to the Credit Agreement. (a) Except for the reference to “Tranche B-1 Term Loans” in Section 2.1(a) of the

Credit Agreement, the 2013-1 Incremental Term Loans shall have terms identical to the Tranche B-1 Term Loans and shall otherwise be subject to the provisions, including any provisions restricting the rights, or regarding the obligations, of the Loan Parties or any provisions regarding the rights of the Tranche B-1 Term Lenders, of the Credit Agreement and the other Loan Documents, each reference to a “Tranche B-1 Term Loan” or “Tranche B-1 Term Loans” in the Loan Documents shall be deemed to include the 2013-1 Incremental Term Loans and each reference to “Tranche B-1 Term Lender” or in the Loan Documents shall be deemed to include the 2013-1 Incremental Term Lender, and the definitions of the terms “Tranche B-1 Term Loan” and “Tranche B-1 Term Lender” shall be deemed modified to include the 2013-1 Incremental Term Loans and 2013-1 Incremental Term Loan Lender, respectively.

(b) Section 2.3(i) of the Credit Agreement shall be amended by adding, immediately after the word “Closing Date”, the following: “plus the principal amount of 2013-1 Incremental Term Loans funded on the Incremental Amendment No. 1 Effective Date”.

(c) Section 1.1 of the Credit Agreement shall be amended by adding the following definition:

“2013-1 Incremental Term Loans” shall have the meaning assigned to such term in Incremental Amendment No. 1.

“Incremental Amendment No. 1” means the Incremental Amendment No. 1 dated February 4, 2013 among Borrower, the other Loan Parties, the Administrative Agent, and UBS Loan Finance LLC.

“Incremental Amendment No. 1 Effective Date” has the meaning assigned thereto in Incremental Amendment No. 1.

3.	Conditions to Effectiveness. This Amendment shall become effective, and the 2013-1 Incremental Term Loans shall be made, on the date that the following conditions shall have been satisfied (the “Incremental Amendment No. 1 Effective Date”):

(i)	this Amendment shall have been executed and delivered by the Borrower, the Loan Parties, the 2013-1 Incremental Term Loan Lender and the Administrative Agent;

(ii)

the Administrative Agent shall have received a certificate of each Loan Party dated as of the Incremental Amendment No. 1 Effective Date signed by a Responsible Officer of such Loan Party (A) certifying and attaching the resolutions adopted by such Loan Party approving or consenting to the 2013-1 Incremental Term Loans, (B) certifying that the certificate or articles of incorporation or organization (certified by the Secretary of State or like authority of the state of its incorporation or organization) and by-laws or operating (or limited liability company) agreement of such Loan Party either (x) have not been amended since the First Amendment and Restatement Date or (y) are attached as an exhibit to such certificate, and (C) certifying as to the incumbency and specimen signature of each officer executing this Amendment and any related documents on behalf of such Loan Party;

(iii)	all fees required to be paid by the Borrower as separately agreed by the Borrower and the 2013-1 Incremental Term Lender and all invoiced expenses of the Administrative Agent relating hereto (including those of counsel to the Administrative Agent), shall have in each case been paid (which amounts may be offset against the proceeds of the 2013-1 Incremental Term Loans);

(iv)	the 2013-1 Incremental Term Loan Lender and the Administrative Agent shall have received an opinion of Kirkland & Ellis LLP, counsel to the Loan Parties, in form and substance reasonably satisfactory to the Administrative Agent;

(v)	the conditions in the Credit Agreement to the making of Incremental Term Loans pursuant to this Incremental Amendment shall have been satisfied, and the Borrower shall deliver or cause to be delivered a certificate of a Responsible Officer demonstrating compliance with such conditions;

(vi)	the Borrower shall deliver or cause to be delivered a Borrowing Notice to the Administrative Agent; and

(vii)	the above conditions are satisfied within 4 Business Days of the date hereof.

4.	Representations and Warranties. By its execution of this Amendment, the Borrower hereby certifies that the execution, delivery and performance by the Borrower and each other Loan Party of this Amendment, and each other Loan Document executed or to be executed by it in connection with this Amendment are within such Loan Party’s corporate or other organizational powers and have been duly authorized by all necessary corporate, limited liability company, or other organizational action on the part of such Loan Party. This Amendment has been duly executed and delivered by each Loan Party and constitutes, and each other Loan Document to which any Loan Party is to be a party, when executed and delivered by such Loan Party, will constitute, a legal, valid and binding obligation of such Loan Party, enforceable in accordance with its terms and the terms of the Credit Agreement, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

5.	Use of Proceeds. The Borrower covenants and agrees that it will use the proceeds of the 2013-1 Incremental Term Loans to repay outstanding Revolving Credit Loans and for general corporate purposes.

6.

Acknowledgments. Each Loan Party hereby expressly acknowledges the terms of this Amendment and reaffirms, as of the date hereof, (i) the covenants and agreements contained in each Loan Document to which it is a party, including, in each case, such covenants and agreements as in effect immediately after giving effect to this Amendment and the transactions contemplated hereby and (ii) its guarantee of the Senior Credit Obligations of Borrower (including, without limitation, the 2013-1 Incremental Term Loans) under the Collateral Documents and its grant of Liens on the Collateral to secure the Senior

Credit Obligations (including, without limitation, the Obligations arising under the 2013-1 Incremental Term Loans) pursuant to the Security Documents. This Amendment constitutes an “Incremental Amendment” pursuant to Section 2.25 of the Credit Agreement and this Amendment shall furthermore constitute a “Loan Document”.

7.	Entire Agreement. This Amendment, the Credit Agreement and the other Loan Documents, and any separate letter agreements with respect to fees payable to the Administrative Agent, constitute the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof.

8.	GOVERNING LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES THAT WOULD REQUIRE THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION. SECTIONS 10.14 AND 10.15 OF THE CREDIT AGREEMENT ARE HEREBY INCORPORATED BY REFERENCE INTO THIS AMENDMENT AND SHALL APPLY HERETO.

9.	Severability. Any provision of this Amendment held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

10.	Counterparts. This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Amendment shall become effective when it shall have been executed by the Administrative Agent and when the Administrative Agent shall have received counterparts hereof that, when taken together, bear the signatures of each of the other parties hereto. Delivery of an executed counterpart of a signature page of this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment.

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this Amendment as of the date first written above.

UBS AG, STAMFORD BRANCH, as Administrative Agent

By:
Name: Title:

[Incremental Amendment No. 1]

UBS LOAN FINANCE LLC, as the 2013-1 Incremental Term Loan Lender

By:
Name: Title:

[Incremental Amendment No. 1]

NATIONAL MENTOR HOLDINGS, INC., as Borrower

By:
Name: Title:

NMH HOLDINGS, LLC, as Holdings

By:
Name: Title:

SUBSIDIARY GUARANTORS

By:
Name: Title:

[Incremental Amendment No. 1]